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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 17, 2016

Enviva Partners, LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37363 (Commission File Number)	46-4097730 (IRS Employer Identification No.)
7200 Wisconsin Ave, Suite 1000 Bethesda, MD (Address of principal executive offices)		20814 (Zip Code)

Registrant's telephone number, including area code: (301) 657-5660

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

Preliminary financial results for the third quarter of 2016 (unaudited)

        In connection with the commencement of the offering of the Notes (defined below), Enviva Partners, LP, a Delaware limited partnership (the "Partnership") is providing preliminary estimates of certain key financial results that it expects for the three months ended September 30, 2016:

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  Estimated net revenues of between $115.0 million and $116.0 million;

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  Estimated net income of between $12.5 million and $13.0 million;

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  Estimated adjusted gross margin of between $29.0 and $30.0;

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  Estimated adjusted EBITDA of between $25.0 million and $26.0 million; and

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  Estimated distributable cash flow of between $21.0 million and $21.5 million.

        The Partnership has provided ranges for the preliminary estimated financial results described above because its financial closing procedures for the three months ended September 30, 2016 are not complete. The Partnership currently expects that its final results will be within the ranges described above. The preliminary estimated financial results presented above are subject to the completion of the Partnership's quarter-end financial closing procedures. The Partnership's closing procedures for the three months ended September 30, 2016 will not be complete, and its financial results for the three months ended September 30, 2016 will not be publicly available, until after the expected completion of the offering of the Notes. As a result, the Partnership's actual financial results could be different from these preliminary financial results, and any differences could be material. The Partnership's independent registered public accounting firm has not performed review procedures with respect to the summary preliminary financial results set forth herein, nor have they expressed any opinion or provided any other form of assurance on the results. The information presented above should not be considered a substitute for full unaudited quarterly financial statements.

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        The following table reconciles the Partnership's range of estimated adjusted EBITDA and estimated distributable cash flow to estimated net income for the three months ended September 30, 2016:

(in millions)	Three Months Ended September 30, 2016
	(estimated data)
Reconciliation of adjusted EBITDA and distributable cash flow to net income (loss):
Net income (loss)	between	$12.5	and	$13.0
Add:
Depreciation and amortization	between	6.7	and	6.8
Interest expense	between	3.3	and	3.4
Early retirement of debt obligation	between	—	and	—
Purchase accounting adjustment to inventory	between	—	and	—
Non-cash unit compensation expense	between	1.1	and	1.2
Income tax expense	between	—	and	—
Asset impairments and disposals	between	1.4	and	1.6
Acquisition transaction expenses	between	—	and	—

Adjusted EBITDA	between	$25.0	and	$26.0

Less:
Interest expense net of amortization of debt issuance costs and original issue discount	between	3.0	and	3.1
Maintenance capital expenditures	between	1.0	and	1.4
Distributable cash flow attributable to Enviva Partners, LP	between	$21.0	and	$21.5

        The following table reconciles the Partnership's range of estimated adjusted gross margin to estimated gross margin for the three months ended September 30, 2016:

(in thousands)	Three Months Ended September 30, 2016
	(estimated data)
Reconciliation of adjusted gross margin to gross margin:
Gross margin	between	$22.3	and	$23.2
Depreciation and amortization	between	6.7	and	6.8

Adjusted gross margin	between	$29.0	and	$30.0

Item 7.01.    Regulation FD Disclosure.

        On October 17, 2016, the Partnership announced its intent, subject to market conditions, to offer, with its wholly-owned subsidiary Enviva Partners Finance Corp., a Delaware corporation, $300 million in aggregate principal amount of senior unsecured notes due 2021 (the "Notes") in a private placement to eligible purchasers. In connection with the Notes offering, the Partnership disclosed certain information to prospective investors in a preliminary offering memorandum dated October 17, 2016 (the "Preliminary Offering Memorandum"). Pursuant to Regulation FD, the Partnership is furnishing as Exhibit 99.2 the following information: (1) a subsection of the Preliminary Offering Memorandum captioned "Summary" and (2) certain presentation slides containing outlook and guidance figures as of August 4, 2016, as well as Non-GAAP financial measure reconciliations.

        The information included in Item 2.02 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 7.01 of this Current Report on Form 8-K.

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        The information in Item 2.02 and Item 7.01, including Exhibit 99.2, of this Current Report on Form 8-K is being "furnished" and shall not be deemed to be "filed" by the Partnership for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

        This Current Report on Form 8-K includes "forward-looking statements" within the meaning of federal securities laws. Such forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the Partnership's control. All statements, other than historical facts included in this Current Report on Form 8-K, are forward-looking statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. Although the Partnership believes that the plans, intentions and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements.

Item 8.01.    Other Information.

        The Partnership is filing a copy of the press release announcing the Notes offering as Exhibit 99.1 hereto, which is incorporated by reference into this item 8.01.

        This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which the offer, solicitation or sale would be unlawful prior to the resignation or qualification under the securities laws of any such state.

Item 9.01.    Financial Statements and Exhibits.

Exhibits.

Exhibit Number	Description
99.1	Press Release dated October 17, 2016
99.2	Additional information regarding the Partnership and the Notes offering

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 SIGNATURES

        Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIVA PARTNERS, LP
	By:	Enviva Partners GP, LLC, its general partner
Date: October 17, 2016
	By:	/s/ WILLIAM H. SCHMIDT, JR.
	Name:	William H. Schmidt, Jr.
	Title:	Executive Vice President, General Counsel and Secretary

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 INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated October 17, 2016
99.2	Additional information regarding the Partnership and the Notes offering

QuickLinks

  Item 2.02. Results of Operations and Financial Condition.
  Item 7.01. Regulation FD Disclosure.
  Item 8.01. Other Information.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS